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                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.
--------------------------------------------------------------------------------

October 16, 2002

To Our Shareholders:

    We are pleased to submit to you our first shareholder report for the period ended September 30, 2002. The net asset value per common share at that date was $14.04. The fund commenced operations on August 30, 2002. As of September 30, 2002, the fund had net assets of $428.4 million and was 86% invested. Subsequent to quarter end, the underwriters' final overallotment was exercised, and the fund now has 31.6 million common shares outstanding. The fund also declared $0.11 per share monthly dividends payable to common shareholders of record on October 15, 2002, November 15, 2002, and December 13, 2002.

    On October 15, 2002, the fund issued $240 million in Taxable Auction Market Preferred Shares. The proceeds of this issue, which received a AAA/Aaa rating from Standard & Poor's and Moody's, have been used to make additional investments in real estate securities. In order to lock in the cost on a significant portion of the Taxable Auction Market Preferred Shares financing, the fund thereafter entered into interest rate swap agreements with a notional value of $180 million.

INVESTMENT REVIEW

    REITs faced a difficult third quarter, experiencing a negative quarterly return for the first time in a year and their worst quarterly performance in four years. This environment, however, provided the fund with opportunities to invest in what we perceive as high quality companies at low market prices and high dividend yields. Following the issuance of the Taxable Auction Market Preferred Shares, the fund had a large cash position and has been able to take advantage of very attractive investment opportunities. The fund still has a significant amount of cash, which it will continue to invest over the course of the fourth quarter.

    For market analysts, the third quarter was an interesting one on a number of fronts. Stocks experienced one of their worst quarters, years and three-year periods in history. Further, the bond bull market continued unabated as interest rates fell to generational lows -- once again dispelling the perception of the relationships among stocks, REITs and interest rates. While both stocks and REITs experienced disappointing performance, REITs still outpaced the broader equity market by a wide margin.

INVESTMENT OUTLOOK

    We believe that the massive monetary and fiscal stimulus that has been injected into the U.S. economy will result in renewed growth. This, in fact, is already becoming evident in many economic statistics. Although job growth has been slow, our reading of economic history suggests that this is normal in the early stages of a recovery. Meanwhile, vacancy rates have stabilized for many major property types, new construction has plummeted (with the notable exception of the apartment sector) and the real estate industry as a whole has remained on very sound financial footing. This is especially true for most publicly traded REITs, which have taken advantage of favorable debt markets to strengthen their balance sheets. Consequently, we believe REITs today are poised to fully participate in any coming economic upturn.

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                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.
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    In addition, the bursting of the stock market bubble that began in 2000 has served to correct an extreme overvaluation of stock prices -- perhaps the greatest that ever existed. In contrast to stocks, REITs had already undergone a nearly two-year correction from a modestly overvalued level in early 1998. REITs today are near the lowest level of their historic valuation range with respect to price/cash flow multiples and discounts from net asset values. In addition, REIT dividend yields are at all-time-wide spreads relative to fixed income instruments.

    In our view, with REITs selling at an average current yield of 7%, and with an average dividend payout ratio that is below 70%, the industry is as attractively valued as ever. Furthermore, unlike many other investments in which the value of a company's assets can evaporate literally overnight, REITs own hard assets whose value has permanence, produces cash income and has growth potential. In the uncertain environment that pervades the financial markets today, we believe that REITs represent excellent value and the ability to add meaningfully to any portfolio's diversification and return potential.

Sincerely,

             Martin Cohen                          Robert Steers
             MARTIN COHEN                          ROBERT H. STEERS
             President                             Chairman

                               Greg Brooks
                               GREG E. BROOKS
                               Portfolio Manager

           Cohen & Steers is online at COHENANDSTEERS.COM

    We have enhanced both the look and features of our Web site to give you more information about our company, our funds and the REIT market in general. Check out our interactive Asset Allocation Tool, which allows you to hypothetically add REITs to any portfolio to see how they impact expected total returns and risk. Or try the Fund Performance Calculator and see how our funds have performed versus the S&P 500 Index or Nasdaq Composite. As always, you can also get daily net asset values, fund fact sheets, portfolio highlights, recent news articles and our overall insights on the REIT market.
              So visit us today at COHENANDSTEERS.COM

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                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.
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                            SCHEDULE OF INVESTMENTS
                         SEPTEMBER 30, 2002 (UNAUDITED)

                                                           NUMBER                     DIVIDEND
                                                          OF SHARES       VALUE        YIELD(1)
                                                         -----------   ------------   --------
EQUITIES                                       86.44%
  COMMON STOCK                                 82.82%
    DIVERSIFIED                                 0.48%
         Colonial Properties Trust....................        56,300   $  2,036,934     7.30%
                                                                       ------------
    HEALTH CARE                                 6.02%
         Health Care Property Investors...............       282,400     12,030,240     7.70
         Nationwide Health Properties.................       806,500     13,750,825    10.79
                                                                       ------------
                                                                         25,781,065
                                                                       ------------
    INDUSTRIAL                                  9.23%
         First Industrial Realty Trust................       678,600     21,029,814     8.78
         Keystone Property Trust......................     1,050,000     17,472,000     7.81
         ProLogis.....................................        41,500      1,033,765     5.70
                                                                       ------------
                                                                         39,535,579
                                                                       ------------
    OFFICE                                     43.27%
         Arden Realty.................................       650,000     15,372,500     8.54
         Boston Properties............................       500,700     18,626,040     6.56
         Brandywine Realty Trust......................       720,400     16,245,020     7.80
         CarrAmerica Realty Corp......................       487,900     12,280,443     7.95
         Crescent Real Estate Equities Co.............       789,000     12,387,300     9.55
         Equity Office Properties Trust...............     1,205,400     31,123,428     7.75
         Highwoods Properties.........................       893,100     20,898,540    10.00
         Mack-Cali Realty Corp........................       719,000     23,101,470     7.84
         Mission West Properties......................       594,500      6,587,060     8.66
         Prentiss Properties Trust....................       540,900     15,653,646     7.74
         Vornado Realty Trust.........................       331,500     13,077,675     6.69
                                                                       ------------
                                                                        185,353,122
                                                                       ------------
    OFFICE/INDUSTRIAL                           6.53%
         Liberty Property Trust.......................       608,500     18,863,500     7.74
         Reckson Associates Realty Corp...............       400,000      9,108,000     7.47
                                                                       ------------
                                                                         27,971,500
                                                                       ------------

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
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                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.
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                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 2002 (UNAUDITED)

                                                           NUMBER                     DIVIDEND
                                                          OF SHARES       VALUE        YIELD(1)
                                                         -----------   ------------   --------
    RESIDENTIAL -- APARTMENT                    8.40%
         Apartment Investment & Management
            Co. -- Class A............................       464,600   $ 18,049,710     8.44%
         Archstone-Smith Trust........................       316,200      7,550,856     7.12
         AvalonBay Communities........................        82,900      3,465,220     6.70
         Camden Property Trust........................        80,300      2,661,945     7.66
         Home Properties of New York..................       131,400      4,270,500     7.38
                                                                       ------------
                                                                         35,998,231
                                                                       ------------
    SHOPPING CENTER                             8.89%
       COMMUNITY CENTER                         2.45%
         Federal Realty Investment Trust..............       385,800     10,416,600     7.19
         Kramont Realty Trust.........................         5,600         82,880     8.78
                                                                       ------------
                                                                         10,499,480
                                                                       ------------
       REGIONAL MALL                            6.44%
         Glimcher Realty Trust........................       472,100      8,847,154    10.25
         Macerich Co..................................       328,200     10,167,636     7.10
         Mills Corp...................................       277,200      8,221,752     7.38
         Simon Property Group.........................        10,300        368,019     6.16
                                                                       ------------
                                                                         27,604,561
                                                                       ------------
         TOTAL SHOPPING CENTER........................                   38,104,041
                                                                       ------------
              TOTAL COMMON STOCK
                (Identified cost -- $365,236,075).....                  354,780,472
                                                                       ------------
  PREFERRED STOCK                               3.62%
    HEALTH CARE                                 0.14%
         Health Care REIT, 8.875%, Series B...........        23,900        596,305     8.90
                                                                       ------------
    HOTEL                                       0.12%
         Host Marriott Corp., 10.00%, Series C........         9,100        229,047     9.93
         LaSalle Hotel Properties, 10.25%,
            Series A..................................        12,500        315,000    10.16
                                                                       ------------
                                                                            544,047
                                                                       ------------

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

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                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.
--------------------------------------------------------------------------------

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 2002 (UNAUDITED)

                                                           NUMBER                     DIVIDEND
                                                          OF SHARES       VALUE        YIELD(1)
                                                         -----------   ------------   --------
    OFFICE                                      3.36%
         CarrAmerica Realty Corp., 8.55%, Series C....        35,000   $    883,050     8.48%
         Crescent Real Estate Equities Co., 9.50%,
            Series B..................................        45,000      1,122,750     9.54
         HRPT Properties Trust, 8.75%, Series B.......       400,000      9,948,000     8.81
      (2)Highwoods Properties, 8.625%, Series A.......         2,500      2,440,938     8.83
                                                                       ------------
                                                                         14,394,738
                                                                       ------------
              TOTAL PREFERRED STOCK
                (Identified cost -- $15,644,842)......                   15,535,090
                                                                       ------------
              TOTAL EQUITIES (Identified
                cost -- $380,880,917).................                  370,315,562
                                                                       ------------
                                                          PRINCIPAL
                                                           AMOUNT
                                                         -----------
COMMERCIAL PAPER                               19.05%
       National Australia Funding, 1.81%, due
         10/1/02......................................   $ 1,587,000      1,587,000
       New Center Asset Trust, 1.88%, due 10/1/02.....    20,000,000     20,000,000
       San Paolo U.S. Finance Company, 1.88%, due
         10/1/02......................................    20,000,000     20,000,000
       State Street Boston Corp., 1.88%, due
         10/1/02......................................    20,000,000     20,000,000
       United Bank of Switzerland Financial, 1.88%,
         due 10/1/02..................................    20,000,000     20,000,000
                                                                       ------------
              TOTAL COMMERCIAL PAPER
                (Identified cost -- $81,587,000)......                   81,587,000
                                                                       ------------
TOTAL INVESTMENTS (Identified
  cost -- $462,467,917) ..................... 105.49%                   451,902,562
LIABILITIES IN EXCESS OF OTHER ASSETS .......  (5.49)%                  (23,515,045)
                                              ------                   ------------
NET ASSETS (Equivalent to $14.04 per share
  based on 30,507,000 shares of capital stock
  outstanding) .............................. 100.00%                  $428,387,517
                                              ------                   ------------
                                              ------                   ------------

-------------------
(1) Dividend yield is computed by dividing the security's current annual dividend rate by the last sale price on the principal exchange, or market, on which such security trades.

(2) Security trades infrequently. The fund prices this security at fair value using procedures approved by the fund's board of directors.

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                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.
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                             FINANCIAL HIGHLIGHTS(3)
                         SEPTEMBER 30, 2002 (UNAUDITED)

                                                                           NET ASSET VALUE
                                                  TOTAL NET ASSETS            PER SHARE
                                             ---------------------------   ---------------
NET ASSET VALUE:
Beginning of period: 8/30/2002(4)..........                 $    100,275            $14.33
    Net investment income..................  $  2,855,098                  $ 0.09
    Net unrealized loss on investments.....   (10,565,356)                  (0.35)
    Offering costs charged to paid-in
       capital.............................      (915,000)                  (0.03)

    Capital stock transactions:
         Sold..............................   436,912,500
Net increase/(decrease) in net asset
  value....................................                  428,287,242             (0.29)
                                                            ------------            ------
End of period: 9/30/2002...................                 $428,387,517            $14.04
                                                            ------------            ------
                                                            ------------            ------

-------------------
(3) Financial information included in this report has been taken from the records of the fund without examination by independent accountants.

(4) Commencement of operations.

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                                       6







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                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.
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                     PRIVACY POLICY

    The fund is committed to maintaining the privacy of its shareholders and to safeguarding their personal information. The following is provided to help you understand what personal information the fund collects, how we protect that information, and why in certain cases we may share this information with others.

    The fund does not receive any personal
    information relating to shareholders who purchase shares through an intermediary that acts as the record owner of the shares. In the case of shareholders who are record owners of the fund, to conduct and process your business in an accurate and efficient manner, we must collect and maintain certain personal information about you. This is the information we collect on applications or other forms, and from the transactions you make with us.

    The fund does not disclose any personal
    information about its shareholders or former shareholders to anyone, except as required or permitted by law or as is necessary to service shareholder accounts. We will share information with organizations, such as the fund's transfer agent, that assist the fund in carrying out its daily business operations. These organizations will use this information only for purposes of providing the services required or as otherwise as may be required by law. These organizations are not permitted to share or use this information for any other purpose. In addition, the fund restricts access to personal information about its shareholders to employees of the adviser who have a legitimate business need for the information.

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                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.
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
                          MEET THE COHEN & STEERS FAMILY OF OPEN-END FUNDS:

               FOR HIGH CURRENT INCOME:                               FOR TOTAL RETURN:

                    COHEN & STEERS                                     COHEN & STEERS
                 EQUITY INCOME FUND                                    REALTY SHARES

      IDEAL FOR INVESTORS SEEKING A HIGH DIVIDEND         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      YIELD AND CAPITAL APPRECIATION, INVESTING           RETURN THROUGH BOTH CURRENT INCOME AND
      PRIMARILY IN REITS                                  CAPITAL APPRECIATION, INVESTING PRIMARILY IN
      A, B, C AND I SHARES AVAILABLE                      REITS
      SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX                 SYMBOL: CSRSX

                FOR CAPITAL APPRECIATION:                             FOR TOTAL RETURN:

                     COHEN & STEERS                                    COHEN & STEERS
                  SPECIAL EQUITY FUND                           INSTITUTIONAL REALTY SHARES

      IDEAL FOR INVESTORS SEEKING MAXIMUM CAPITAL         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      APPRECIATION, INVESTING IN A LIMITED NUMBER         RETURN THROUGH BOTH CURRENT INCOME AND
      OF COMPANIES ENGAGED IN THE REAL ESTATE OR          CAPITAL APPRECIATION, INVESTING PRIMARILY IN
      RELATED INDUSTRIES                                  REITS
      CONCENTRATED, HIGHLY FOCUSED PORTFOLIO              OFFERS LOW TOTAL EXPENSE RATIO
      SYMBOL: CSSPX                                       HIGHER MINIMUM PURCHASE REQUIRED
                                                          SYMBOL: CSRIX

                          FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND
                           OR TO OBTAIN A PROSPECTUS PLEASE CONTACT US AT:
                     1-800-330-REIT, OR VISIT OUR WEB SITE AT COHENANDSTEERS.COM

     THE PROSPECTUS CONTAINS MORE INFORMATION ABOUT EACH FUND INCLUDING ALL CHARGES AND EXPENSES,
                           AND SHOULD BE READ CAREFULLY BEFORE YOU INVEST.

                                                           COHEN & STEERS SECURITIES, LLC, DISTRIBUTOR

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                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.
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
OFFICERS AND DIRECTORS                 KEY INFORMATION

 Robert H. Steers                      INVESTMENT MANAGER
 Director and chairman                 Cohen & Steers Capital Management, Inc.
 Martin Cohen                          757 Third Avenue
 Director and president                New York, NY 10017
 Gregory C. Clark                      (212) 832-3232
 Director                              FUND SUBADMINISTRATOR AND CUSTODIAN
 Bonnie Cohen                          State Street Bank and Trust Company
 Director                              225 Franklin Street
 George Grossman                       Boston, MA 02110
 Director                              TRANSFER AGENT -- COMMON SHARES
 Richard J. Norman                     Equiserve Trust Company
 Director                              150 Royall Street
 Willard H. Smith Jr.                  Canton, MA 02021
 Director                              (800) 426-5523
 Greg E. Brooks                        TRANSFER AGENT -- PREFERRED SHARES
 Vice president                        The Bank of New York
 Adam Derechin                         100 Church Street
 Vice president and assistant          New York, NY 10007
 treasurer                             LEGAL COUNSEL
 Lawrence B. Stoller                   Simpson Thacher & Bartlett
 Assistant secretary                   425 Lexington Avenue
                                       New York, NY 10017

                                       New York Stock Exchange Symbol: RPF
                                       Web site: cohenandsteers.com

                                       This report is for shareholder
                                       information. This is not a prospectus
                                       intended for use in the purchase or sale of fund shares. Past performance is of course no guarantee of future results and your investment may be worth more or less at the time you sell.

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


COHEN & STEERS
PREMIUM INCOME REALTY FUND
757 THIRD AVENUE
NEW YORK, NY 10017


COHEN & STEERS
PREMIUM INCOME REALTY FUND


----------------------------
QUARTERLY REPORT
SEPTEMBER 30, 2002